Exhibit 10.16.25+

TERRITORY LICENSE NO. 9
Quick Reference Title:	[*****] Vehicle Applications
Pursuant to the Data License Agreement between HERE and Client dated as of the effective date identified therein (“Agreement”), HERE and Client hereby agree to the following additional terms and conditions. For purposes of this TL, “HERE” shall be deemed to also include HERE Europe B.V. and NAVTEQ Korea Co. Ltd, which agree by signing below to be bound by the terms and conditions contained in the Agreement.  This TL shall additionally consist of (i) attachments setting forth the terms and conditions (including pricing) related to the Data for each Territory licensed under this TL (each a “Territory Attachment”), and (ii) schedules describing any Additional Content licensed under this TL (each an “Additional Content Schedule”). Capitalized terms not otherwise defined in the Agreement or in this TL (including any exhibits, schedules or attachments hereto) shall have the meanings set forth in Exhibit A hereto.

Client:	Telenav, Inc.
Effective Date of Territory License:	The first day of the calendar month in which the last party signs below (the “Effective Date”) (e.g., if the last party signs this TL on May 24th, the Effective Date is May 1st).
Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue until December 31, 2019 (“Expiration Date”), unless terminated as provided in the Agreement (“TL Term”); provided, however, that the TL Term shall extend for Client to fulfill its obligations pursuant to any Subscriptions sold by Client prior to the Expiration Date for a period ending [*****] following the date on which the model year of the Identified Vehicle ceases to be in production (“Update Term”). Notwithstanding the foregoing or anything to the contrary in Section 6 of the DLA, in the event the TL Term or Update Term conflicts with the term of the Agreement, the applicable TL Term or Update Term shall control, but only with respect to this specific TL. Within [*****] following such Expiration Date, Client shall notify HERE in writing of the end date of any such Update Term and the number of Subscriptions to be fulfilled during such Update Term.

The exchange of a fully executed TL (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this TL.

Both parties have executed this TL by their duly authorized officers as of the Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Stephen W. Kelley	By: /s/ Michael Strambi
Name: Stephen W. Kelley	Name: Michael Strambi
Title: Director, Legal and Intellectual Property	Title: Chief Financial Officer
Date: 2/24/2014	Date: 2/6/2014

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.25+

HERE NORTH AMERICA, LLC	HERE EUROPE B.V.
By: /s/ Gregory P. Drescher	By: /s/ R.A.J. Houben
Name: Gregory P. Drescher	Name: R.A.J. Houben
Title: Senior Legal Counsel	Title: Managing Director
Date: 2/24/2014	Date: 2/26/2014
HERE EUROPE B.V.
NAVTEQ KOREA CO. LTD.	By: /s/ Surianah Bte Rasiman
By: /s/ Stephen Kelley	Name: Surianah Bte Rasiman
Name: Stephen Kelley	Title: Admin. Asst.
Title: Director	Date: 2/26/2014
Date: 2/24/2014

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.25+

TERMS AND CONDITIONS

I.	Territories.

☒	North America Territory –United States (including Puerto Rico, and US Virgin Islands), Canada and Mexico

☒
Latin America Territory – consisting of Brazil, Argentina, Chile, Venezuela, Colombia, Peru, Uruguay, Martinique, Guadeloupe, French Guiana, Cayman Islands, The Bahamas, Costa Rica, Panama, Paraguay, and Aruba)

☒	India

☒	South Korea

☒	Taiwan

☒	Southeast Asia Territory – (consisting of Vietnam, Thailand, Philippines, Singapore, Malaysia, Indonesia, and Brunei)

☒	Australia/New Zealand

☒	Israel

☒	Africa Territory – (consisting of Botswana, Egypt, Kenya, Lesotho, Morocco, Namibia, South Africa, and Swaziland)

☒	Middle East Territory – (consisting of Bahrain, Jordan, Kazakhstan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, and Saudi Arabia)

☒	Turkey

☒	Europe Territory, consisting of:

•	Eastern Europe

•	Western Europe
“Eastern Europe” means the following countries: Albania, Belarus, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, and Ukraine.
“Western Europe” means the following countries: Andorra, Austria, Belgium, Denmark, Eire (Republic of Ireland), Faroe Islands, Finland, France, Germany, Gibraltar, Greece, Greenland, Guernsey, Iceland, Italy/Vatican City, Jersey, Liechtenstein, Luxembourg, Malta, Man, Monaco, Norway, Portugal, San Marino, Spain, Sweden, Switzerland, The Netherlands, and United Kingdom.

II.	Data
The Data for each Territory consists of (i) Base Map Data and (ii) any Additional Content, and (iii) Add-Ons, each as further described below. HERE shall make available to Client the Data for those countries in the Territory that have been generally released by HERE as of the Effective Date of this TL as well as updated versions of the Data made available by HERE during the TL Term for use in the type of Applications authorized hereunder. Data for certain regions or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by HERE following completion. Client may request that HERE deliver Data to Client for additional countries in the Territory that are generally released by HERE during the TL Term and HERE shall notify Client if additional terms and conditions apply to such Data. By using the Data after receipt of any such notice from HERE, Client shall be deemed to be bound by such terms and conditions, which are hereby incorporated by reference to be part of this TL.

A.
Base Map Data. “Base Map Data” means, as it relates to any particular country, the standard geographic map data (i.e., not including Additional Content) as and when generally released for commercial use by HERE for such country or portion thereof and which is referred to (and further described) in the applicable standard product documentation provided by HERE as the “Base Map” for that country or portion thereof. For purposes of determining which features and attributes are deemed to be “Base Map Data” and covered by the per Subscription Fees in Exhibit D, a description of such features and attributes is set forth in the then-current Attribute Overview and Usage Guide (or equivalent document) made available to Client as part of the Customer Technical Reference Guide. HERE may update the list of features and attributes included in “Base Map Data” but shall not reclassify any “Base” attributes as “Premium”. In the event that HERE violates the foregoing, Client shall have the right to continue using such attribute as part of the “Base Map Data” licensed hereunder and shall not be obligated to pay any incremental amount associated with such use for the duration of the TL Term.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.25+

B.
Additional Content. “Additional Content” means Data licensed under this TL in addition to Standard Data (as defined above) as such Data is further described in Exhibit E attached thereto. Additional Content shall be subject to the terms and conditions in Exhibit E and the applicable fees described in Section V(A) below. HERE reserves the right to discontinue Additional Content upon reasonable notice to Client; provided, however, that the last release of any discontinued Additional Content may be included in any Copies distributed thereafter. Additional Content is not available on a standalone basis and may be licensed and used in conjunction with Data only.

C.
Add-Ons. “Add-Ons” means additional content generally released by HERE from time to time for which HERE does not charge, in its sole discretion, additional license fees. HERE shall be under no obligation to release such additional content.

III.	Application.
Applications licensed under this TL shall consist solely of (i) Vehicle Integrated Route Guidance Applications; (ii) Off-Board Route Guidance Applications; and (iii) Portable Consumer Device-Based Map and Route Applications, developed by or for Client, [*****] and/or their respective developers that are distributed pursuant to a Subscription for [*****] vehicles sold in the Territories specified herein, each as further described below:

A.
A “Vehicle Integrated Route Guidance Application” means a Server-Based Application that can be Vehicle Integrated and uses Data solely to provide information through a Portable Consumer Device in connection with solely one or more of the functions of (a) Real Time Route Guidance; (b) POI/address search (including Geocoding and Reverse Geocoding); (c) Map Display; (d) Map and Route Functionality; (e) Routing Directions; (f) Positioning Information; (g) Destination/Waypoint Delivery; and (h) Route Delivery (collectively, “Mobile Route Guidance Functionality”). Vehicle Integrated Route Guidance Applications may not: (1) enable Mobile Route Guidance Functionality that is capable of operating in the vehicle without interacting with the [*****]; (2) provide capability of determining an Electronic Horizon; (3) enable Route Delivery to applications that do not use map data [*****]; (4) enable Destination/Waypoint Delivery to applications that do not use map data [*****]; (5) store POIs in any applications that do not use map data [*****], except for [*****] applications, in which case, up to a maximum of [*****] POIs may be stored; (6) send bulk downloads of POIs and/or Routes to other applications; (7) send road network data and/or geometry data to other applications; (8) send POI information (e.g., name, address) to other applications that do not use map data [*****]; (9) Destination/Waypoint Delivery or Route Delivery to other applications for purposes other than the End-User’s personal use (including for improving errors or missing data in third-party map data); and (10) combine third-party map data in the [*****] with any map data [*****], except as otherwise set forth under Section VII(C) below.

B.
An “Off-Board Route Guidance Application” means a Server-Based Application that uses Data through an application running on an [*****] of an [*****] system installed in a [*****] to provide information to End-Users in connection with solely one or more of the functions of: (a) Real Time Route Guidance; (b) POI/address search (including Geocoding and Reverse Geocoding); (c) Map Display; (d) Routing Directions; (e) Positioning Information; (f) Destination/Waypoint Delivery; and (g) Route Delivery (collectively, “Off-Board Route Guidance Functionality”). Off-Board Route Guidance Applications may not: (1) provide capability of determining an Electronic Horizon; (2) enable Route Delivery to applications that do not use map data [*****]; (3) enable Destination/Waypoint Delivery to applications that do not use map data [*****]; (4) store POIs in any applications that do not use map data [*****], except for [*****] applications, in which case, up to a maximum of [*****] POIs may be stored; (5) send bulk downloads of POIs and/or Routes to other applications; (6) send road network data and/or geometry data to other applications; (7) send POI information (e.g., name, address) to other applications that do not use map data [*****]; (8) Destination/Waypoint Delivery or Route Delivery to other applications for purposes other than the End-User’s personal use (including for improving errors or missing data in third-party map data); and (9) combine third-party map data in the [*****] with map data [*****] except as otherwise set forth under Section VII(C) below.

C.
A “Portable Consumer Device-Based Map and Route Application” means a Server-Based Application consisting of computer software programs and/or application programming interfaces (“APIs”) developed by or for Client that uses Data to provide Map and Route Only Functionality to End-Users with a Subscription for such functionality. Each such Subscription is associated with a [*****] vehicle (per [*****]) and entitles the vehicle owner (up to [*****]) access to one or more Map and Route Only Functionality applications through a Portable Consumer Device, a PC and/or a Vehicle Integrated device. A Portable Consumer Device-Based Map and Route Application may not: (1) provide capability of determining an Electronic Horizon; (2) enable Route Delivery to applications that do not use map data [*****]; (3) enable Destination/Waypoint Delivery to applications that do not use map data [*****]; (4) store POIs in any applications that do not use map data [*****], except for [*****] applications, in which case, up to a maximum of [*****] POIs may be stored; (5) send bulk downloads of [*****] to other applications; (6) send road network data and/or geometry data to [*****]; (7) send POI information (e.g., name, address) to other applications that do not use map data [*****]; (8) send Destination/Waypoint Delivery or Route Delivery to other applications for purposes other than the End-User’s personal use (including for improving errors or missing data in third-party map data); and (9) combine third-party map data in the [*****] with map data [*****], except as otherwise set forth under Section VII(C) below.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.25+

The Applications shall not include Excluded Applications. In addition, to the extent that Client has another TL under which Client is licensed for applications (“Other Applications”) that would otherwise fall within the definition of Applications under this TL, such Other Applications shall be excluded from the license granted under this TL.

IV.	Licensed Use. Use of the Data is limited to:

A.	Storing a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by Client; and

B.	Using such Data together with Applications licensed under this TL to provide the information or enable the functionality specified under Section III to End-Users; and

C.
Client may sublicense the rights under Section IV.B to [*****] and further allow [*****] to sublicense such rights to [*****], but in all cases only for the [*****]. Such sublicense with [*****] (and any further sublicense to [*****]) shall be made via written agreement setting forth terms and conditions no less restrictive than those set forth in this TL and the Agreement. Client shall use commercially reasonable efforts to enforce the terms of its agreement with [*****], which shall include the obligation for [*****] to comply with the applicable terms and conditions set forth herein and to enforce such terms against [*****].

Notwithstanding the foregoing, the Data may not be distributed to any [*****], including [*****].

V.	Fees to HERE.

A.
License Fees. License fees hereunder consist of the per Subscription fees applicable to use of the Data for the applicable Territory for each Application specified herein (“License Fees”), combined with the amounts due for any Additional Content that is made accessible for use in such Application (“Additional Content Fees”). For the avoidance of doubt, the pricing for each Territory in the tables in Exhibit D reflects the total amount due to HERE for each Copy, after combining the License Fees and the applicable Additional Content Fees (collectively, the “License Fees”).

B.
License Fee Reports & Due Dates. Notwithstanding anything to the contrary under Section 5.8 of the Agreement, License Fee reports specifying for the number of Subscriptions granted in each calendar month are due within [*****] days of Client’s receipt of such information from [*****], but in no event no later than the [*****] day after the [*****] for which the report is provided. Following receipt of such report, HERE shall invoice Client for the amounts due. Client shall ensure that all Applications licensed hereunder are distributed to End-Users with a valid End-User account associated with an Identified Vehicle. For each Subscription granted, Client shall pay the License Fees as specified under Exhibit D by the [*****] day of the [*****] following the [*****] for which the License Fee report is provided (e.g., for new Subscriptions granted in [*****], the License Fee report is due by [*****], and payment is due by [*****]).

C.	Currency. License Fees hereunder shall be paid in U.S. Dollars or such other currency as specified in this TL.

VI.	End-User Terms; Supplier Terms.

A.
The End-User Terms are attached as Exhibit B. In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

B.	Client shall comply with the third party supplier requirements and restrictions with respect to use of the Data as made available through the HERE B2B Download Center.

VII.	Additional Provisions.

A.
Audit. During the TL Term, HERE has the right to audit Client’s records regarding its use of the Data and the number of Subscriptions granted for the calculation of license fees in accordance with Section 5.9 of the Agreement. With respect to any License Fees reported by Client which are based on third-party reports from Client’s permitted sublicensees (e.g., Subscriptions reported by [*****] and its [*****]), Client shall use commercially best efforts to require Client’s customer [*****] to provide adequate documentation and information for a period covering [*****] after the applicable payment of License Fees related to such reported amounts to substantiate the methodology used to track Subscriptions and to verify the accuracy of the number reported.

B.
Location Platform Services. Client’s use of HERE APIs to enable the Applications to access certain location platform services made available by HERE are subject to the terms and conditions of the separate agreement for which such APIs are licensed to Client, made by and between Client and HERE.

C.
Third Party Content. Client may not combine, associate, use or layer third party content or data with the Data and/or information or results derived from the Data that is [*****] to the [*****] of HERE [*****] specified under Attachment 1 to this TL.

D.
Caching. Notwithstanding anything to the contrary contained herein, Client and/or [*****] shall be allowed to store a limited cache of Destination/Waypoint data as a list of “Favorites” and/or “Recents” for individual End-Users. The cached Destination/Waypoint

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.25+

data for each individual End-User may be accessed by such End-User as part of the End-User’s destination selection in Applications licensed hereunder and in the following categories of [*****]: (1) [*****] applications, and (2) other [*****] in which the only map data used is map data [*****]. Notwithstanding the foregoing, the cached Destination/Waypoint data shall not be (a) made accessible to applications that do not use map data [*****]; (b) stored in any applications that do not use map data [*****], except for [*****], in which case, up to a maximum of [*****] Destination/Waypoints may be stored; (c) made accessible to applications for purposes other than the End-User’s personal use (including for improving errors or missing data in third-party map data); and (d) uploaded or downloaded in bulk. Except as otherwise agreed by the parties in writing, Client shall use commercially reasonable efforts to [*****] the cached Destination/Waypoint data for each respective End-User, or otherwise make such data [*****] by such End-User, within [*****] after expiration or termination of the End-User’s Subscription for which License Fees have been paid to HERE hereunder. To the extent that any such cached Destination/Waypoint data for an individual End-User [*****] on servers [*****], Client shall [*****] from its servers within such [*****] and shall require that [*****] comply with such requirement as well; provided, however that in all cases, Client and [*****] shall be allowed to store up to a maximum of [*****] Destination/Waypoints per each individual End User, solely for that End User’s personal use, on their respective servers. The foregoing shall survive expiration or termination of this TL, notwithstanding anything else to the contrary in the Agreement.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.25+

EXHIBIT A DEFINITIONS
“Additional Content” means Data licensed under this TL in addition to Standard Data (as defined in applicable Territory Attachments) as such Data is further described in the applicable Territory Attachment and relevant Additional Content Schedules attached thereto.
“Application” means each application defined under Section III of this TL.
“Customer Technical Reference Guide” or “CTRG” means the technical product specifications and documentation that make up the Customer Technical Reference Guide that is made available to Client through the HERE B2B Download Center.
“Destination/Waypoint Delivery” means delivery of latitude/longitude coordinates of a single point of interest or location (“Destination/Waypoint”) as part of an End User’s destination selection to other Applications licensed hereunder and the delivery of a single Destination/Waypoint and associated name and attribution as part of an End User’s destination selection for the following categories of [*****]: (a) [*****], and (b) other [*****] in which the only map data used is map data [*****].
“Electronic Horizon” means a HERE proprietary method and system for calculating the most likely path and other feasible paths, based on algorithmic heuristic maneuvering rules, of a vehicle on the road network for some distance ahead (typically 2 to 5 kilometers) and identification of defined hazards and other road data of interest such as slope, curvature, speed limits, intersections, hazard signs and others.
"Excluded Applications" means any use of the Data in a manner not expressly authorized under this TL, including but not limited to use of the Data (i) for or with fleet management, dispatch or similar applications; (ii) for or with geomarketing applications (i.e., an application that analyzes and displays geographic, demographic, census and behavioral data to assist End-Users in understanding and modeling relevant business data and making business decisions, including, without limitation: (a) marketing analysis and segmentation, (b) customer prospecting and analysis, (c) sales territory analysis and definition or (d) distribution network site selection); (iii) for, or in connection with, any systems or functions for automatic or autonomous control of vehicle behavior, including, for example, systems or functions for the control of vehicle speed, braking, suspension, fuel, emissions, headlights, stability, drive train management, visibility enhancement and steering; (iv) in rental vehicles or other rental situations, or (v) for or with a software application involving a predefined set of rules and goals built for End-User participation, focused primarily on competition and/or amusement (“Game”), that uses Data in the operation of the Game.
“Geocoding” means the act of extracting longitude and latitude position coordinates corresponding to a location.
“HERE B2B Download Center” means the on-line data delivery service made available to Client by HERE on a 24x7 basis (except for downtime due to system maintenance) and through which HERE makes Data and related documentation available for download by Client.
“Identified Vehicle” means the vehicle identification number (“VIN”) associated with an End-User account for which a Subscription is granted.
“Lifetime” means the period beginning upon the start of a Subscription and ending on the [*****] of (i) [*****] following the date on which the model year of the Identified Vehicle ceases to be in production; or (ii) the expiration or termination of HERE’s obligation to provide Data under this TL as subject to survivability provisions herein.
“Map Display” means a raster or vector image depicting a map for a pre-determined or End-User-specified geographical area.
“Map Information” means information derived in any way from the Data, including, without limitation, POI Information, Real-Time Route Guidance, Routing Directions, Map Displays, and Positioning Information.
“Map and Route Only Functionality” shall mean the following set of functionality enabled through the use of Data: (i) the rendering of an image depicting one or more locations on a map (including panning and zooming), (ii) text driving directions from a single point of origin to any single destination (it being noted for clarity that such text driving directions may not be provided as real-time alerts indicating the next maneuver along the Route), (iii) highlighting of the roadway segments shown in the map image that form the Route, along with the estimated initial travel time and/or distance for all or any portion of the Route, (iv) display of [*****] on a map or along any portion of the Route; (v) POI/Address search (including geocoding and reverse geocoding); (vi) Route display on a map derived from HERE Data; (vii) [*****] or third party data layers (does not include [*****]) including but not limited to [*****]; (viii) estimation of initial travel time and/or distance for a Route; (ix) Destination/Waypoint Delivery; and (x) Route Delivery. Each Route depicted in connection with the driving directions provided under (ii) and (iii) above may be manually recalculated from the End-User’s current location prior to arrival at the designated destination through means of direct tactile interaction with the device by the End-User (i.e. manually pressing a button to re-route to the designated point of destination). A Route may not be recalculated prior to arrival at the designated point of destination in any other manner, including, without limitation, through spoken commands. Additionally, such recalculation capability may not enable Real-Time Route Guidance. For the purpose of clarity, a location on a map, origin or destination may include a Point of Interest (“POI”). Except as expressly set forth above, Map and Route Only Functionality shall not include any other functionality, including without limitation, Real-Time Route Guidance and/or real-time tracking of vehicle position along a Route or bread-crumbing along a Route.
“Portable” means that an Application (i) is designed to be readily moveable from one location to another (including from one vehicle to another), (ii) is not designed for fixed installation in a vehicle, and (iii) is fully operational outside of a vehicle.
“Portable Consumer Device” means a Portable handheld consumer electronics device through which location-based services and/or Map Information is made available to End-Users as a feature (but not the primary feature) and which (i) is not Vehicle Integrated, (ii) has a built in power source and display screen, and (iii) is marketed as one or more of the following: (a) feature phone, (b) smart phone, (c) tablet device (including but not limited to

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.25+

Apple iPad and Samsung Galaxy Tab), (d) netbook, (e) digital camera, (f) mobile internet device or (g) portable media player (including, but not limited to an iPod Touch).
“Positioning Information” means the End-User’s location on a map (i.e. in connection with a Map Display).
“Real-Time Route Guidance” means providing an End-User with individual maneuvers of a calculated Route derived from the Data such that a textual, audible or visual alert is provided as to the next maneuver on the Route as the End-User proceeds along such Route. Real-Time Route Guidance includes automatic recalculation of Routes and travel time and/or distance (e.g., where an End-User deviates from the original Route).
“Reverse Geocoding” means the act of extracting a location based on longitude and latitude position coordinates.
“Route” shall mean an individual route from a single point of origin to a single point of destination.
“Routing Directions” means information in the form of non-voice driving or pedestrian directions, with or without Map Displays, which do not provide Real-Time Route Guidance, but which may provide an indication of the position of the End-User on a Map Display. For the purpose of clarity, Routing Directions may include the provision of driving or pedestrian directions in the form of (i) a list of maneuvers, including but not limited to distance, time, turn information, etc., or (ii) the depiction of a route from the origin to the destination by highlighting a segment of the road network corresponding to the route, provided, however, that the foregoing may not be provided or depicted in a manner that would constitute Real-Time Route Guidance, including without limitation, a list of maneuvers or a highlighted Route provided to depict the next maneuver on the route as the End-User proceeds along such a Route.
“Route Delivery” means delivery of Routes (i.e., collection of geocoded points) to other Applications licensed hereunder and the following categories of [*****]: (a) [*****] applications.
“Server-Based Application” means a system comprising a software application developed by or for Client which is installed on and operates from a server and/or one or more stationary computer terminals connected thereto, possessed, controlled and operated by Client and/or [*****], and which Client or makes accessible to End-Users, through an automated or non-automated interface, solely via communication connections thereto from a device of an End-User, for receiving information from and delivering information to such End-Users, and incorporates and uses the Data solely to derive and deliver the functionalities specified under the Application, by a communication in the form of either a single file or multiple files containing text, raster image, binary data, and/or voice data or an uninterrupted voice communication, to the End-User for the End-User’s immediate or near immediate personal use.
“Subscription” means each grant of the right to, or provision of the capability to, receive or otherwise access the Data (whether or not such Data is actually received or accessed) through each Application for the Identified Vehicle for a Lifetime period. Without limiting the foregoing, a Subscription shall be deemed to have been granted if the Application is made available to an End-User even if an End-User has not accessed the applicable Application or otherwise assented to End-User Terms required in connection with access to such Application. Subscriptions for each Application under this TL may only be granted [*****] per Identified Vehicle (i.e., a Subscription may only be associated with a single Identified Vehicle and may not be [*****] by a different End-User for the Identified Vehicle). For sake of clarity, an End-User account for a Vehicle Integrated Route Guidance Application and Portable Consumer Device-Based Map and Route Application may have up to [*****]. Each Subscription term shall continue for the Lifetime of each Identified Vehicle.
“Vehicle Integrated” means that the Application is capable of interacting with a vehicle system, or any component thereof, to enable, assist or augment the delivery of Data through such Application to an End User, including without limitation vehicle positioning sensors (including, without limitation, GPS, triangulation, odometer, compass, gyroscope or accelerometer), navigation terminals or “black boxes”, and display screens installed in the vehicle (including a windshield display).
Without limiting the generality of the foregoing, functionality that would qualify an Application as being Vehicle Integrated includes, without limitation, (i) where such Application is stored on a mobile device that is capable of connecting to a vehicle head-unit, in order to transfer or emulate the mobile device’s screen image onto an in-vehicle head-unit display, and/or (ii) to allow the end-user to control or operate the mobile device through the vehicle head unit or vice versa.
Notwithstanding the foregoing, an Application shall not be deemed to be Vehicle Integrated hereunder simply by virtue of any or all of the following: (a) a power adapter is used; (b) an Application device is capable of being inserted by an End-User into a cradle for hands-free use; (c) the Application communicates with a system installed in the vehicle for the purpose of delivering spoken instructions to provide information in connection with one or more functions of navigation, routing and/or route guidance, or positioning; (d) the Application is controlled by a remote control and such remote control is permanently mounted to the vehicle; or (e) an Application uses the vehicle reverse sensor to enable the display of images from a backup camera.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

EXHIBIT B END-USER TERMS
The data (“Data”) is provided for your internal business and personal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and Telenav, Inc. (“Telenav”) and its licensors (including their licensors and suppliers) on the other hand.
© 2013 HERE [Insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.
The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen's Printer for Ontario, © Canada Post Corporation, GeoBase®, © Department of Natural Resources Canada.
HERE holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.
©United States Postal Service® 2013. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.
The Data for Mexico includes certain data from Instituto Nacional de Estadística y Geografía.
Terms and Conditions
Internal Use Only. You agree to use this Data together with [insert name of CLIENT’s authorized Application] solely for the internal business and personal purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you agree not to otherwise reproduce, copy, modify, decompile, disassemble, create any derivative works of, or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.
Restrictions. Except where you have been specifically licensed to do so by Telenav, and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.
Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.
No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. Telenav and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.
Disclaimer of Warranty: TELENAV AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.
Disclaimer of Liability: TELENAV AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT,

WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF TELENAV OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.
Export Control. Telenav shall not export from anywhere any part of the Data or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations, including but not limited to the laws, rules and regulations administered by the Office of Foreign Assets Control of the U.S. Department of Commerce and the Bureau of Industry and Security of the U.S. Department of Commerce. To the extent that any such export laws, rules or regulations prohibit HERE from complying with any of its obligations hereunder to deliver or distribute Data, such failure shall be excused and shall not constitute a breach of this Agreement.
Entire Agreement. These terms and conditions constitute the entire agreement between Telenav (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.
Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European HERE Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European HERE Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, this Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE
CONTRACTOR (MANUFACTURER/SUPPLIER) NAME: HERE
CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS:
c/o Nokia 425 West Randolph Street, Chicago, Illinois 60606
This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.
© 1987 - 2013 HERE – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify HERE prior to seeking additional or alternative rights in the Data.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 9 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

EXHIBIT C

INTENTIONALLY OMITTED

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 10 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

EXHIBIT D PRICING
Client shall pay HERE the License Fee per Subscription as set forth in the applicable tables below for each Application distributed hereunder containing all or any portion of the Data identified in the tables below. The applicable License Fees for each Application shall be determined based on use of the Data. For sake of clarity, the License Fees shall include the applicable fees for the [*****] accessed through the [*****] licensed to Client for use in the Applications under a separate agreement (i.e., through the [*****], as described in such separate agreement). For the sake of clarity, with respect to the prices set forth in the tables below which are based on the understanding that the parties will execute [*****] of the [*****] of [*****], the parties agree that such [*****] shall apply for the [*****] of the TL Term. If the parties are unable to reach agreement through good faith negotiations on the terms of [*****] within such [*****], then the “standard” pricing in such tables shall apply on a going forward basis until such time that [*****] has been executed or as otherwise agreed in writing by the parties.

1.	Subscription Fees for [*****] (All Territories).

CONTENT	PER SUBSCRIPTION FEES
	Standard Per Subscription Fee	Per Subscription Fee [*****]	Standard Per Subscription Fee [*****]	Per Subscription Fee [*****]
Base Map Data
Extended Listing POIs
Supplemental Listings
Core POIs
HERE Traffic (ML)
Point Addressing (for Bulgaria, Czech Republic, Russia, Slovakia and Ukraine only)
Hook Turns (for Australia only)
2D Footprints
Brand Icons
	[*****]	[*****]	[*****]	[*****]
*NOTE: If the [*****] ([*****]) to the DLA made by and between HERE and Client is executed within a [*****], not to exceed [*****] of this [*****], together with this [*****].
**NOTE: If this [*****] is executed [*****], not to exceed [*****] from the Effective Date of this [*****], together with [*****].

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 11 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

2.	Subscription Fees for [*****].

CONTENT	PER SUBSCRIPTION FEES
	Territory*	Per Subscription Fee
Base Map Data
Core POIs
Extended Listing POIs
Supplemental Listings
HERE Traffic (ML)
Point Addressing (for Bulgaria, Czech Republic, Russia, Slovakia and Ukraine only)
Hook Turns (for Australia only)
2D Footprints
Brand Icons
	US/Canada/Mexico	[*****]
	Europe Territory, Russia	[*****]
	Australia/New Zealand	[*****]
	Middle East Territory	[*****]
	Israel	[*****]
	South Africa/Egypt	[*****]
	South Korea	[*****]
	Taiwan	[*****]
	Latin America Territory	[*****]
	Vietnam, Thailand, Philippines	[*****]
	India	[*****]
	Turkey	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 12 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

3.	Subscription Fees for [*****] (All Territories).

CONTENT	PER SUBSCRIPTION FEES
	Standard Per Subscription Fee	Per Subscription Fee [*****]
Base Map Data
Core POIs
Extended Listing POIs
Supplemental Listings
HERE Traffic (ML)
Point Addressing (for Bulgaria, Czech Republic, Russia, Slovakia and Ukraine only)
Hook Turns (for Australia only)
2D Footprints
Brand Icons

	[*****]	[*****]
*NOTE: If [*****] is executed within a [*****], not to exceed [*****] from the Effective Date of this [*****], together with this [*****].

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 13 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

EXHIBIT E ADDITIONAL CONTENT SCHEDULE
Subject to the terms and conditions contained in this TL, the Data licensed hereunder shall include the Additional Content described below. Certain attributes or other data or information related to the Additional Content may not be completed for certain areas and/or may not be produced within the TL Term and will only be available as, and to the extent, generally released by HERE for use in the types of Applications for which Client is licensed hereunder. Client shall separately report usage of each piece of Additional Content in the License Fee reports required pursuant to the Agreement.
The Additional Content for the specific Territories and/or countries identified below is included as part of the Base License Fee for each respective Territory and/or country at no additional charge. For any Additional Content set forth below for which the “Coverage” identifies one or more Territories, Client shall have the right to use the Additional Content for any countries in the specified Territory(ies) that have been released by HERE for commercial use as of the Effective Date of this TL, as well as any additional countries within such Territories for which HERE releases the applicable Additional Content for commercial use during the TL Term. For any Additional Content set forth below for which the “Coverage” identifies one or more countries in a particular Territory, to the extent that Additional Content for additional countries within such Territory are released by HERE for commercial use during the TL Term, HERE may add such countries to such list from time to time upon notice to Client for no additional charge; provided, however, that certain additional countries may be subject to an incremental fee and only available to Client upon execution of an amendment to this TL setting forth the applicable amount to be paid.

1.	HERE Traffic (ML).
Description: “HERE Traffic (ML)” means a dynamic feed of real-time traffic data, information and content (but not including other non-traffic dynamic content, such as weather) delivered as part of a server-based XML traffic feed for certain markets in the Coverage Area as generally made available by HERE.
Additional Content Fee: HERE Traffic (ML) is included in the per Subscription Fee.
Coverage: HERE Traffic for the Territories is included in the per Subscription Fee.
HERE Traffic (ML) is subject to the Service Level Agreement (“SLA”) attached to this TL as Exhibit F.

2.Core POI.
Description: “Core POI which are linked with the map from the map data provided by HERE and which include the name, address, information about the location of each POI, and enhanced attributes specific to navigation functionality.  Core POIs fall within a priority set of POI categories as determined by HERE.”
Additional Content Fee: Core POIs are included in the per Subscription Fee.
Coverage: Core POIs for the Territories is included in the per Subscription Fee.

3.Extended Listings POIs.
Description: “Extended Listings POIs” consists of unverified POIs in categories separate from the Core POI categories and are shipped separately from the Data provided by HERE in POI-XML format from the other Data provided by HERE.
Coverage: Extended Listing POIs for the Territories is included in the per Subscription Fee.

4.	Supplemental Listings.
Description: “Supplemental Listings” means a class of POI products that includes POI obtained from third party/local specialty sources enabling enhanced destination selection and have been mapped to Core POI categories but the quality of the content has not been verified.
Coverage: Supplemental Listings for the Territories is included in the per Subscription Fee.

5.	Point Addressing.
Description: “Point Addressing” consists of individual address locations on a map (i.e., point addresses).  Point Addressing content delivered to Client shall consist of all point addresses that are currently available from HERE at the time of the release.
Coverage: Point Addressing content for Bulgaria, Czech Republic, Russia, Slovakia and Ukraine is included in the per Subscription Fee.

6.	Hook Turns

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 14 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

Description: “Hook Turns” consists of an attribute and related attribute information identifying a traffic-control mechanism where cars that would normally have to turn across oncoming traffic are made to turn across all lanes of traffic instead.
Coverage: Hook Turns content for Australia is included in the per Subscription Fee.

7.	2D Footprints
Description: “2D Footprints” consists of certain geometry and associated attributes and attribute information related to polygons representing the outline of the base of a building or other manmade structure in select cities as designated by HERE.

Coverage: 2D Footprints content for the Territories is included in the per Subscription Fee.

8.	Brand Icons
Description: “Brand Icons” consists of visual representations of the commercial logo of certain companies listed in the Core POIs Categories delivered by HERE. Brand Icons are linked to a unique HERE Chain ID where possible and shall be used with the Chain IDs for the Territory in which they are linked. Brand Icons are offered in a standard graphical format.

Coverage: Brand Icons content for the Territories is included in the per Subscription Fee.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 15 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

EXHIBIT E SERVICE LEVEL AGREEMENT FOR HERE TRAFFIC (ML)

HERE and Client hereby agree to the following service level targets for HERE Traffic ML that is hosted by HERE and provided to Client pursuant to this TL.

1.	Definitions
“Availability” means, for each calendar month, an amount calculated as the number of successful Operation tests divided by the number of total tests based on commercially available end-to-end Web API monitoring tools (e.g. Keynote) at [*****] outside of Scheduled Maintenance Windows. It includes HERE Traffic ML and the hardware, software, and hosting facilities used by HERE to provide HERE Traffic ML. The foregoing excludes failed tests resulting from (i) force majeure events, and (ii) the Client’s, and/or End User’s connections between Client’s system and HERE Traffic ML (including but not limited to the Internet and Client and/or End User devices).
“Incident” shall mean an event(s) which affect the Operation of the HERE Traffic ML.
“Incident Notification” shall mean a notification of an Incident.
“Operation” means HERE Traffic ML is functional and available to intended End Users in accordance with applicable service documentation and specifications outside of Scheduled Maintenance Window.
“Scheduled Maintenance” is defined as any planned modification by HERE that impacts the Availability of HERE Traffic ML.
“Scheduled Maintenance Window” is defined as a specific time period reserved to perform Scheduled Maintenance.

2.	Service Level Management

2.1.	Standard HERE Traffic ML Availability
HERE will use commercially reasonable efforts to maintain Availability of [*****] (“Standard Service Level”). If Availability falls below the specified Standard Service Level, HERE shall use commercially reasonable efforts to restore Operation.

2.2.	Monitoring
HERE will monitor the performance of its obligations under the Agreement using automated tools/utilities developed and/or configured by HERE, or contracted with external third parties, to validate the Availability.

2.3.	Operations Support Contacts
The following contacts will be used by Client for submission of Incident Notifications and by HERE for response to such Incident Notifications:

Entity	Telephone	E-Mail Address
HERE	[*****]	[*****]
Client	[*****]	[*****]

3.	CHANGE MANAGEMENT

3.1.	Maintenance Notifications
HERE will monitor the performance of its obligations under this SLA using automated tools/utilities developed and/or configured by HERE, or contracted with external third parties, to validate the Availability.

3.2.	HERE Traffic ML Maintenance
HERE will use commercially reasonable efforts to coordinate Scheduled Maintenance Window to coincide with anticipated periods of lower usage of HERE Traffic ML on a global scale. HERE will endeavor to keep HERE Traffic ML fully operational during all Scheduled Maintenance.

4.	Excluded Services
This SLA sets forth all of HERE’s support obligations with respect to the Availability and provision of HERE Traffic ML and any other services and/or obligations not set forth herein are expressly excluded.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 16 OF 26
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Exhibit 10.16.25+

ATTACHMENT 1 CORE CONTENT CATEGORIES

Number	Attribute List	Q22013 Content Name (Base Map/Content Name)	Commingling (Core/Open Data Content)	Description
1. Link Attributes
General Attributes
1	[*****]	Base Map	[*****]	[*****]
2	[*****]	Base Map	[*****]	[*****]
3	[*****]	Base Map	[*****]	[*****]
4	[*****]	Base Map	[*****]	[*****]
5	[*****]	Base Map	[*****]	[*****]
6	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
7	[*****]	Base Map	[*****]	[*****]
8	[*****]	Base Map	[*****]	[*****]
9	[*****]	Base Map	[*****]	[*****]
Lane Attributes (10-18)
10	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
11	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
12	[*****]	Base Map	[*****]	[*****]
13	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
14	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
15	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
16	[*****]	Base Map	[*****]	[*****]
17	[*****]	Base Map	[*****]	[*****]
18	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
19	[*****]	Base Map	[*****]	[*****]
20	[*****]	Parking Restrictions	[*****]	[*****]
21	[*****]	Transit and Pedestrian	[*****]	[*****]
22	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
23	[*****]	Base Map	[*****]	[*****]
24	[*****]	Speed Limits	[*****]	[*****]
25	[*****]	Speed Limits	[*****]	[*****]
26	[*****]	Transit and Pedestrian	[*****]	[*****]
27	[*****]	Base Map	[*****]	[*****]
Access Characteristics
28	[*****]	Base Map	[*****]	[*****]
29	[*****]	Base Map	[*****]	[*****]
30	[*****]	Base Map	[*****]	[*****]
31	[*****]	Base Map	[*****]	[*****]
32	[*****]	Base Map	[*****]	[*****]
33	[*****]	Base Map	[*****]	[*****]
34	[*****]	Base Map	[*****]	[*****]
35	[*****]	Base Map	[*****]	[*****]
36	[*****]	Base Map	[*****]	[*****]
37	[*****]	Base Map	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 17 OF 26
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Exhibit 10.16.25+

Display Characteristics
38	[*****]	Base Map	[*****]	[*****]
39	[*****]	Base Map	[*****]	[*****]
40	[*****]	Base Map	[*****]	[*****]
Complex Intersection (41-46)
41	[*****]	Base Map	[*****]	[*****]
42	[*****]	Base Map	[*****]	[*****]
43	[*****]	Base Map	[*****]	[*****]
44	[*****]	Base Map	[*****]	[*****]
45	[*****]	Base Map	[*****]	[*****]
46	[*****]	Base Map	[*****]	[*****]
47	[*****]	Base Map	[*****]	[*****]
48	[*****]	Trucks (Loading Dock Locations)	[*****]	[*****]
49	[*****]	Base Map	[*****]	[*****]
50	[*****]	Base Map	[*****]	[*****]
51	[*****]	Base Map	[*****]	[*****]
52	[*****]	Off-Road	[*****]	[*****]
53	[*****]	Base Map	[*****]	[*****]
54	[*****]	Base Map	[*****]	[*****]
55	[*****]	Base Map	[*****]	[*****]
56	[*****]	Base Map	[*****]	[*****]
57	[*****]	Base Map	[*****]	[*****]
58	[*****]	Base Map	[*****]	[*****]
59	[*****]	Base Map	[*****]	[*****]
60	[*****]	Signs, Signals & Warnings	[*****]	[*****]
61	[*****]	Base Map	[*****]	[*****]
62	[*****]	Base Map	[*****]	[*****]
63	[*****]	Base Map	[*****]	[*****]
64	[*****]	Base Map	[*****]	[*****]
65	[*****]	Base Map	[*****]	[*****]
66	[*****]	Base Map	[*****]	[*****]
67	[*****]	Base Map	[*****]	[*****]
Special Attributes
ADAS (68-73)
68	[*****]	Enhanced Height & Slope	[*****]	[*****]
69	[*****]	Enhanced Curvature	[*****]	[*****]
70	[*****]	Base Map	[*****]	[*****]
71	[*****]	Enhanced Curvature	[*****]	[*****]
72	[*****]	Enhanced Height & Slope	[*****]	[*****]
73	[*****]	Enhanced Height & Slope	[*****]	[*****]
74	[*****]	Base Map	[*****]	[*****]
75	[*****]	Base Map	[*****]	[*****]
76	[*****]	Base Map	[*****]	[*****]
77	[*****]	Scenic Routes	[*****]	[*****]
78	[*****]	Base Map	[*****]	[*****]
79	[*****]	Trucks	[*****]	[*****]
80	[*****]	Base Map	[*****]	[*****]
81	[*****]	Base Map	[*****]	[*****]
Names/Addresses
82	[*****]	Base Map	[*****]	[*****]
83	[*****]	Base Map	[*****]	[*****]
84	[*****]	Base Map	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 18 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

85	[*****]	Base Map	[*****]	[*****]
86	[*****]	Base Map	[*****]	[*****]
87	[*****]	Base Map	[*****]	[*****]
88	[*****]	Base Map	[*****]	[*****]
89	[*****]	Base Map	[*****]	[*****]
90	[*****]	Base Map	[*****]	[*****]
91	[*****]	Base Map	[*****]	[*****]
92	[*****]	Base Map	[*****]	[*****]
93	[*****]	Base Map	[*****]	[*****]
Name Status
94	[*****]	Base Map	[*****]	[*****]
95	[*****]	Base Map	[*****]	[*****]
96	[*****]	Base Map	[*****]	[*****]
97	[*****]	Base Map	[*****]	[*****]
98	[*****]	Base Map	[*****]	[*****]
99	[*****]	Scenic Routes	[*****]	[*****]
100	[*****]	Base Map	[*****]	[*****]
101	[*****]	Base Map	[*****]	[*****]
2. Administrative Areas
102	[*****]	Base Map	[*****]	[*****]
103	[*****]	Base Map	[*****]
104	[*****]	Base Map	[*****]
105	[*****]	Base Map	[*****]
106	[*****]	Base Map	[*****]
107	[*****]	Base Map	[*****]
108	[*****]	Base Map	[*****]
109	[*****]	Base Map	[*****]	[*****]
110	[*****]	Base Map	[*****]	[*****]
111	[*****]	Base Map	[*****]	[*****]
112	[*****]	Base Map	[*****]	[*****]
113	[*****]	Base Map	[*****]	[*****]
114	[*****]	Base Map	[*****]	[*****]
115	[*****]	Base Map	[*****]	[*****]
116	[*****]	Base Map	[*****]	[*****]
117	[*****]	Base Map	[*****]	[*****]
118	[*****]	Base Map	[*****]	[*****]
119	[*****]	Base Map	[*****]	[*****]
120	[*****]	Base Map	[*****]	[*****]
121	[*****]	Base Map	[*****]	[*****]
122	[*****]	Base Map	[*****]	[*****]
3. Point Features
Point Features
123	[*****]	Trucks (Distance Markers)	[*****]	[*****]
124	[*****]	Base Map	[*****]	[*****]
125	[*****]	Natural Guidance	[*****]	[*****]
126	[*****]	Point Addressing	[*****]	[*****]
127	[*****]	Natural Guidance	[*****]	[*****]
Point Feature Attributes				[*****]
128	[*****]	Point Addressing	[*****]	[*****]
129	[*****]	Base Map	[*****]	[*****]
130	[*****]	Point Addressing	[*****]	[*****]
131	[*****]	Natural Guidance	[*****]	[*****]
132	[*****]	Point Addressing	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 19 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

133	[*****]	Natural Guidance	[*****]	[*****]
134	[*****]	Natural Guidance	[*****]	[*****]
135	[*****]	Natural Guidance	[*****]	[*****]
136	[*****]	Base Map	[*****]	[*****]
137	[*****]	Trucks (Distance Markers)	[*****]	[*****]
138	[*****]	Point Addressing	[*****]	[*****]
139	[*****]	Point Addressing	[*****]	[*****]
140	[*****]	Base Map	[*****]	[*****]
141	[*****]	Point Addressing	[*****]	[*****]
142	[*****]	Natural Guidance	[*****]	[*****]
143	[*****]	Point Addressing	[*****]	[*****]
144	[*****]	Point Addressing	[*****]	[*****]
145	[*****]	Natural Guidance	[*****]	[*****]
146	[*****]	Natural Guidance	[*****]	[*****]
147	[*****]	Natural Guidance	[*****]	[*****]
148	[*****]	Natural Guidance	[*****]	[*****]
149	[*****]	Natural Guidance	[*****]	[*****]
150	[*****]	Natural Guidance	[*****]	[*****]
151	[*****]	Natural Guidance	[*****]	[*****]
152	[*****]	Natural Guidance	[*****]	[*****]
153	[*****]	Natural Guidance	[*****]	[*****]
4. Points of Interest
154	[*****]	Base Map	[*****]	[*****]
155	[*****]	Base Map	[*****]	[*****]
156	[*****]	Base Map	[*****]	[*****]
157	[*****]	Base Map	[*****]	[*****]
158	[*****]	Base Map	[*****]	[*****]
159	[*****]	Base Map	[*****]	[*****]
160	[*****]	Natural Guidance	[*****]	[*****]
161	[*****]	Base Map	[*****]	[*****]
162	[*****]	Base Map	[*****]	[*****]
163	[*****]	Base Map	[*****]	[*****]
164	[*****]	Base Map	[*****]	[*****]
165	[*****]	Base Map	[*****]	[*****]
166	[*****]	Fuel Types	[*****]	[*****]
167	[*****]	Base Map	[*****]	[*****]
168	[*****]	Base Map	[*****]	[*****]
169	[*****]	Base Map	[*****]	[*****]
170	[*****]	Base Map	[*****]	[*****]
171	[*****]	Base Map	[*****]	[*****]
172	[*****]	Base Map	[*****]	[*****]
173	[*****]	Base Map	[*****]	[*****]
174	[*****]	Base Map	[*****]	[*****]
175	[*****]	Base Map	[*****]	[*****]
176	[*****]	Base Map	[*****]	[*****]
177	[*****]	Base Map	[*****]	[*****]
178	[*****]	Base Map	[*****]	[*****]
179	[*****]	Base Map	[*****]	[*****]
180	[*****]	Base Map	[*****]	[*****]
181	[*****]	Base Map	[*****]	[*****]
182	[*****]	Base Map	[*****]	[*****]
183	[*****]	Base Map	[*****]	[*****]
184	[*****]	Base Map	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 20 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

185	[*****]	Base Map	[*****]	[*****]
186	[*****]	Base Map	[*****]	[*****]
187	[*****]	Base Map	[*****]	[*****]
188	[*****]	Base Map	[*****]	[*****]
189	[*****]	Base Map	[*****]	[*****]
190	[*****]	Base Map	[*****]	[*****]
191	[*****]	Base Map	[*****]	[*****]
192	[*****]	Base Map	[*****]	[*****]
193	[*****]	Base Map	[*****]	[*****]
194	[*****]	Base Map	[*****]	[*****]
195	[*****]	Base Map	[*****]	[*****]
196	[*****]	Base Map	[*****]	[*****]
197	[*****]	Base Map	[*****]	[*****]
198	[*****]	Base Map	[*****]	[*****]
199	[*****]	Base Map	[*****]	[*****]
200	[*****]	Base Map	[*****]	[*****]
201	[*****]	Base Map	[*****]	[*****]
202	[*****]	Base Map	[*****]	[*****]
Additional Attributes (203-210)
203	[*****]	Trucks (Truck POIs)	[*****]	[*****]
204	[*****]	Trucks (Truck POIs)	[*****]	[*****]
205	[*****]	Trucks (Truck POIs)	[*****]	[*****]
206	[*****]	Trucks (Truck POIs)	[*****]	[*****]
207	[*****]	Trucks (Truck POIs)	[*****]	[*****]
208	[*****]	Trucks (Truck POIs)	[*****]	[*****]
209	[*****]	Trucks (Truck POIs)	[*****]	[*****]
210	[*****]	Trucks (Truck POIs)	[*****]	[*****]
5. Signs
211	[*****]	Base Map	[*****]	[*****]
212	[*****]	Base Map	[*****]	[*****]
213	[*****]	Base Map	[*****]	[*****]
214	[*****]	Base Map	[*****]	[*****]
215	[*****]	Base Map	[*****]	[*****]
216	[*****]	Base Map	[*****]	[*****]
217	[*****]	Base Map	[*****]	[*****]
218	[*****]	Base Map	[*****]	[*****]
219	[*****]	Base Map	[*****]	[*****]
6. Landuse
Landuse Features
220	[*****]	Base Map	[*****]	[*****]
221	[*****]	Base Map	[*****]	[*****]
222	[*****]	Base Map	[*****]	[*****]
223	[*****]	Base Map	[*****]	[*****]
224	[*****]	Base Map	[*****]	[*****]
225	[*****]	Base Map	[*****]	[*****]
226	[*****]	Base Map	[*****]	[*****]
227	[*****]	Base Map	[*****]	[*****]
228	[*****]	Base Map	[*****]	[*****]
229	[*****]	Base Map	[*****]	[*****]
230	[*****]	Base Map	[*****]	[*****]
231	[*****]	Base Map	[*****]	[*****]
232	[*****]	Base Map	[*****]	[*****]
233	[*****]	Base Map	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 21 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

234	[*****]	Base Map	[*****]	[*****]
235	[*****]	Base Map	[*****]	[*****]
236	[*****]	Enhanced Elevation Contours	[*****]	[*****]
237	[*****]	Base Map	[*****]	[*****]
238	[*****]	Base Map	[*****]	[*****]
239	[*****]	Base Map	[*****]	[*****]
240	[*****]	Base Map	[*****]	[*****]
241	[*****]	Base Map	[*****]	[*****]
242	[*****]	Base Map	[*****]	[*****]
243	[*****]	Base Map	[*****]	[*****]
244	[*****]	Base Map	[*****]	[*****]
245	[*****]	Base Map	[*****]	[*****]
246	[*****]	Base Map	[*****]	[*****]
247	[*****]	Base Map	[*****]	[*****]
248	[*****]	Base Map	[*****]	[*****]
249	[*****]	Transit and Pedestrian	[*****]	[*****]
250	[*****]	Base Map	[*****]	[*****]
251	[*****]	Base Map	[*****]	[*****]
252	[*****]	Base Map	[*****]	[*****]
253	[*****]	Base Map	[*****]	[*****]
254	[*****]	Base Map	[*****]	[*****]
255	[*****]	Base Map	[*****]	[*****]
256	[*****]	Base Map	[*****]	[*****]
257	[*****]	Base Map	[*****]	[*****]
258	[*****]	Base Map	[*****]	[*****]
259	[*****]	Base Map	[*****]	[*****]
260	[*****]	Base Map	[*****]	[*****]
261	[*****]	Base Map	[*****]	[*****]
262	[*****]	Base Map	[*****]	[*****]
263	[*****]	Base Map	[*****]	[*****]
264	[*****]	Base Map	[*****]	[*****]
265	[*****]	Base Map	[*****]	[*****]
266	[*****]	Base Map	[*****]	[*****]
Landuse Attributes
267	[*****]	Base Map	[*****]	[*****]
268	[*****]	Base Map	[*****]	[*****]
269	[*****]	Base Map	[*****]	[*****]
270	[*****]	Base Map	[*****]	[*****]
271	[*****]	Base Map	[*****]	[*****]
272	[*****]	Base Map	[*****]	[*****]
273	[*****]	Basic 3D City Models	[*****]	[*****]
274	[*****]	Base Map	[*****]	[*****]
275	[*****]	Base Map	[*****]	[*****]
276	[*****]	Base Map	[*****]	[*****]
277	[*****]	Base Map	[*****]	[*****]
7. Country Attributes
278	[*****]	Base Map	[*****]	[*****]
279	[*****]	Base Map	[*****]	[*****]
280	[*****]	Base Map	[*****]	[*****]
281	[*****]	Base Map	[*****]	[*****]
282	[*****]	Base Map	[*****]	[*****]
283	[*****]	Base Map	[*****]	[*****]
284	[*****]	Base Map	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 22 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

285	[*****]	Base Map	[*****]	[*****]
286	[*****]	Base Map	[*****]	[*****]
287	[*****]	Base Map	[*****]	[*****]
288	[*****]	Base Map	[*****]	[*****]
289	[*****]	Base Map	[*****]	[*****]
290	[*****]	Base Map	[*****]	[*****]
291	[*****]	Base Map	[*****]	[*****]
292	[*****]	Base Map	[*****]	[*****]
293	[*****]	Base Map	[*****]	[*****]
8. Node Attributes
294	[*****]	Base Map	[*****]	[*****]
295	[*****]	Base Map	[*****]	[*****]
296	[*****]	Base Map	[*****]	[*****]
297	[*****]	Base Map	[*****]	[*****]
9. Conditions
Condition Type
298	[*****]	Base Map	[*****]	[*****]
299	[*****]	Base Map	[*****]	[*****]
300	[*****]	Base Map	[*****]	[*****]
301	[*****]	Base Map	[*****]	[*****]
302	[*****]	Base Map	[*****]	[*****]
303	[*****]	Base Map	[*****]	[*****]
304	[*****]	Base Map	[*****]	[*****]
305	[*****]	Signs, Signals & Warnings	[*****]	[*****]
306	[*****]	Signs, Signals & Warnings	[*****]	[*****]
307	[*****]	Signs, Signals & Warnings	[*****]	[*****]
308	[*****]	Base Map	[*****]	[*****]
309	[*****]	Base Map	[*****]	[*****]
310	[*****]	Base Map	[*****]	[*****]
311	[*****]	Base Map	[*****]	[*****]
312	[*****]	Base Map	[*****]	[*****]
313	[*****]	Base Map	[*****]	[*****]
314	[*****]	Base Map	[*****]	[*****]
315	[*****]	Base Map	[*****]	[*****]
316	[*****]	Base Map	[*****]	[*****]
317	[*****]	Base Map	[*****]	[*****]
318	[*****]	Base Map	[*****]	[*****]
319	[*****]	Base Map	[*****]	[*****]
320	[*****]	2D Junction Visuals	[*****]	[*****]
321	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
322	[*****]	Parking Restrictions	[*****]	[*****]
323	[*****]	Parking Restrictions	[*****]	[*****]
324	[*****]	Parking Restrictions	[*****]	[*****]
325	[*****]	Parking Restrictions	[*****]	[*****]
326	[*****]	Signs, Signals & Warnings	[*****]	[*****]
327	[*****]	Signs, Signals & Warnings	[*****]	[*****]
328	[*****]	Base Map	[*****]	[*****]
329	[*****]	Base Map	[*****]	[*****]
330	[*****]	Signs, Signals & Warnings	[*****]	[*****]
331	[*****]	Signs, Signals & Warnings	[*****]	[*****]
332	[*****]	Signs, Signals & Warnings	[*****]	[*****]
333	[*****]	Base Map	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 23 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

334	[*****]	Base Map	[*****]	[*****]
335	[*****]	Base Map	[*****]	[*****]
336	[*****]	Base Map	[*****]	[*****]
337	[*****]	Base Map	[*****]	[*****]
338	[*****]	Speed Limits	[*****]	[*****]
339	[*****]	Base Map	[*****]	[*****]
340	[*****]	Base Map	[*****]	[*****]
341	[*****]	Base Map	[*****]	[*****]
342	[*****]	Base Map	[*****]	[*****]
343	[*****]	Signs, Signals & Warnings	[*****]	[*****]
344	[*****]	Natural Guidance	[*****]	[*****]
345	[*****]	Signs, Signals & Warnings	[*****]	[*****]
346	[*****]	Signs, Signals & Warnings	[*****]	[*****]
347	[*****]	Signs, Signals & Warnings	[*****]	[*****]
348	[*****]	Signs, Signals & Warnings	[*****]	[*****]
349	[*****]	Signs, Signals & Warnings	[*****]	[*****]
350	[*****]	Signs, Signals & Warnings	[*****]	[*****]
351	[*****]	Signs, Signals & Warnings	[*****]	[*****]
352	[*****]	Signs, Signals & Warnings	[*****]	[*****]
353	[*****]	Signs, Signals & Warnings	[*****]	[*****]
354	[*****]	Signs, Signals & Warnings	[*****]	[*****]
355	[*****]	Signs, Signals & Warnings	[*****]	[*****]
356	[*****]	Natural Guidance	[*****]	[*****]
357	[*****]	Trucks	[*****]	[*****]
358	[*****]	Trucks	[*****]	[*****]
359	[*****]	Trucks	[*****]	[*****]
360	[*****]	Trucks	[*****]	[*****]
361	[*****]	Trucks	[*****]	[*****]
362	[*****]	Trucks	[*****]	[*****]
363	[*****]	Trucks	[*****]	[*****]
364	[*****]	Trucks	[*****]	[*****]
365	[*****]	Trucks	[*****]	[*****]
366	[*****]	Trucks	[*****]	[*****]
367	[*****]	Trucks	[*****]	[*****]
368	[*****]	Trucks	[*****]	[*****]
369	[*****]	Trucks	[*****]	[*****]
370	[*****]	Trucks	[*****]	[*****]
371	[*****]	Trucks	[*****]	[*****]
372	[*****]	Trucks	[*****]	[*****]
373	[*****]	Trucks	[*****]	[*****]
374	[*****]	Trucks	[*****]	[*****]
375	[*****]	Trucks	[*****]	[*****]
376	[*****]	Trucks	[*****]	[*****]
377	[*****]	Trucks	[*****]	[*****]
378	[*****]	Trucks	[*****]	[*****]
379	[*****]	Trucks	[*****]	[*****]
380	[*****]	Trucks	[*****]	[*****]
381	[*****]	Trucks	[*****]	[*****]
382	[*****]	Trucks	[*****]	[*****]
383	[*****]	Trucks	[*****]	[*****]
384	[*****]	Trucks	[*****]	[*****]
385	[*****]	Trucks	[*****]	[*****]
386	[*****]	Base Map	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 24 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

387	[*****]	Base Map	[*****]	[*****]
388	[*****]	Base Map	[*****]	[*****]
389	[*****]	Speed Limits	[*****]	[*****]
390	[*****]	Transit and Pedestrian	[*****]	[*****]
391	[*****]	Transit and Pedestrian	[*****]	[*****]
392	[*****]	Transit and Pedestrian	[*****]	[*****]
393	[*****]	Transit and Pedestrian	[*****]	[*****]
Condition Applies To
394	[*****]	Base Map	[*****]	[*****]
395	[*****]	Base Map	[*****]	[*****]
396	[*****]	Base Map	[*****]	[*****]
397	[*****]	Base Map	[*****]	[*****]
398	[*****]	Base Map	[*****]	[*****]
399	[*****]	Base Map	[*****]	[*****]
400	[*****]	Base Map	[*****]	[*****]
401	[*****]	Base Map	[*****]	[*****]
402	[*****]	Base Map	[*****]	[*****]
403	[*****]	Base Map	[*****]	[*****]
General Condition Modifiers		[*****]
404	[*****]	Base Map	[*****]
Date/Time Modifiers
10. Traffic Attributes
405	[*****]	Base Map	[*****]	[*****]
11. Generalisation Attributes
406	[*****]	Base Map	[*****]	[*****]
407	[*****]	Base Map	[*****]	[*****]
408	[*****]	Base Map	[*****]	[*****]
409	[*****]	Base Map	[*****]	[*****]
410	[*****]	3D Junction Visuals	[*****]	[*****]
12. GDF 3.0 Specific Relationships/Attributes
411	[*****]	Base Map	[*****]	[*****]
412	[*****]	Base Map	[*****]	[*****]
413	[*****]	Base Map	[*****]	[*****]
414	[*****]	Base Map	[*****]	[*****]
415	[*****]	Base Map	[*****]	[*****]
416	[*****]	Base Map	[*****]	[*****]
13. 3D City Models
417	[*****]	Base Map	[*****]	[*****]
418	[*****]	Basic 3D City Models	[*****]	[*****]
419	[*****]	Basic 3D City Models	[*****]	[*****]
420	[*****]	Basic 3D City Models	[*****]	[*****]
421	[*****]	Basic 3D City Models	[*****]	[*****]
14. File Attachment Attributes
422	[*****]	Base Map	[*****]	[*****]
423	[*****]	Base Map	[*****]	[*****]
424	[*****]	Base Map	[*****]	[*****]
425	[*****]	Base Map	[*****]	[*****]
15. Non-Latin Name/Phonetic (Voice) Data Attributes
Non-Latin Name Transliteration
426	[*****]	Base Map	[*****]	[*****]
427	[*****]	Base Map	[*****]	[*****]
428	[*****]	Base Map	[*****]	[*****]
Phonetic (Voice) Transcription

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 25 OF 26
(12.05.13hls)    HERE CONFIDENTIAL

Exhibit 10.16.25+

429	[*****]	Voice	[*****]	[*****]
430	[*****]	Voice	[*****]	[*****]
431	[*****]	Voice	[*****]	[*****]
432	[*****]	Voice	[*****]	[*****]
433	[*****]	Voice	[*****]	[*****]
434	[*****]	Voice	[*****]	[*****]
435	[*****]	Voice	[*****]	[*****]
436	[*****]	Voice	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 9 ([*****]) PR-0 011715 (Telenav Inc. 02-05-14 lee/gpd)    PAGE 26 OF 26
(12.05.13hls)    HERE CONFIDENTIAL